Properties And Equipment	12 Months Ended
Dec. 31, 2011
Properties And Equipment [Abstract]
Properties And Equipment
13.   Properties and Equipment
A summary of properties and equipment follows (in thousands):

	December 31,
	2011	2010
Land	$1,360	$1,360
Buildings	40,424	32,788
Transportation equipment	19,412	18,837
Machinery and equipment	62,467	58,706
Computer software	44,805	47,203
Furniture and fixtures	58,317	51,277
Projects under development	2,875	1,817
Total properties and equipment	229,660	211,988
Less accumulated depreciation	(146,709)	(132,696)
Net properties and equipment	$82,951	$79,292

The net book value of computer software at December 31, 2011 and 2010, was $15.4 million and $18.9 million, respectively.  Depreciation expense for computer software was $5.6 million, $5.9 million and $4.2 million for the years ended December 31, 2011, 2010 and 2009, respectively.